UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 9, 2017

Acorda Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50513	13-3831168
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

	420 Saw Mill River Road, Ardsley, NY	10502
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 347-4300

Not Applicable

Former name or former address, if changed since last report

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01Other Events

On March 9, 2017, Acorda Therapeutics, Inc. announced that the United States Patent and Trademark Office (USPTO) Patent Trials and Appeal Board (PTAB) upheld all four patents challenged via the inter partes review (IPR) process. U.S. Patent Nos. 8,663,685 (the ‘685 patent), 8,440,703 (the ‘703 patent), 8,354,437 (the ‘437 patent) and 8,007,826 (the ‘826 patent) apply to AMPYRA® (dalfampridine) Extended Release Tablets, 10 mg. These patents are set to expire in 2025, 2025, 2026 and 2027, respectively.

These patents, as well as U.S. Patent No. 5,540,938 that also pertains to AMPYRA, have also been challenged in the U.S. District Court for the District of Delaware. The Court has completed the trial of the case, but not yet issued its decision.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item.

Item 9.01Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated March 9, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acorda Therapeutics, Inc.

March 9, 2017	By:	/s/ David Lawrence
Name: David Lawrence
Title: Chief, Business Operations and Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated March 9, 2017